INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-55957) pertaining to the Charter Municipal Mortgage Acceptance Company Incentive Share Option Plan, in the Registration Statement (Form S-3 No. 333-54802) of Charter Municipal Mortgage Acceptance Company and in the Registration Statement (Form S-3 No. 333-74988) of Charter Municipal Mortgage Acceptance Company, of our report dated March 7, 2003 (except for Note 19, as to which the date is April 1, 2003) appearing in the Annual Report on Form 10-K of Charter Municipal Mortgage Acceptance Company for the year ended December 31, 2002, and to the reference to us under the heading "Experts" in the Prospectus which is part of the Registration Statement (Form S-3 No. 333-54802) and in the Prospectus which is part of the Registration Statement (Form S-3 No. 333-74988).



July 24, 2003
New York, New York